UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 2, 2014

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street Miami, Florida	33178
(Address of Principal Executive Offices)	(Zip Code)
(305) 500-3726

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 2, 2014, Ryder System, Inc. held its Annual Meeting of Shareholders. At the meeting, the shareholders voted as indicated below on the following proposals. All proposals passed and each director nominee was re-elected.

1.	Election of three directors for a three-year term of office expiring at the 2017 Annual Meeting.

	Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
1a.	L. Patrick Hassey	33,523,843	411,403	9,628,904	3,439,210
1b.	Michael F. Hilton	33,536,631	414,618	9,612,901	3,439,210
1c.	Hansel E. Tookes, II	33,472,948	472,855	9,618,347	3,439,210

2.	Ratification of PricewaterhouseCoopers LLP as independent registered certified public accounting firm for the 2014 fiscal year.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
46,136,303	621,215	245,842	—

3.	Approval, on an advisory basis, of the compensation of our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
41,893,922	911,196	759,032	3,439,210

4.	Approval of amendments to Ryder's Articles of Incorporation and By-Laws to eliminate supermajority vote provisions regarding the removal of directors.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
43,185,716	141,552	236,882	3,439,210

5.
Approval of amendments to Ryder's Articles of Incorporation and By-Laws to eliminate supermajority vote provisions regarding the alteration, amendment, repeal or adoption of certain provisions of the By-Laws.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
43,142,336	160,164	261,650	3,439,210

6.
Approval of amendments to Ryder's Articles of Incorporation to eliminate supermajority vote provisions regarding the alteration, amendment, repeal or adoption of certain provisions of the Articles of Incorporation.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
43,149,087	153,128	261,935	3,439,210

7.	Approval of amendments to Ryder's Articles of Incorporation to eliminate the provisions of the Articles regarding business combinations with interested shareholders.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
43,089,674	199,287	275,189	3,439,210
As previously disclosed, Proposals 4, 5, 6 and 7 required 75% of shares outstanding to pass. Proposals 4, 5, 6 and 7 received the required number of votes to pass, each receiving over 81% of shares outstanding. Following the Annual Meeting of Shareholders, Ryder's Articles of Incorporation and By-Laws were amended to incorporate the proposed changes disclosed in Ryder's definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2014. Copies of the amendment to the Articles of Incorporation and the amended By-Laws are filed with this report as Exhibits 3.1(e) and 3.2.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report on Form 8-K:

Exhibit 3.1(e):	Articles of Amendment dated May 2, 2014 to the Ryder System, Inc. Restated Articles of Incorporation dated November 8, 1985, as amended.

Exhibit 3.2:	Ryder System, Inc. By-Laws as amended through May 2, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2014	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D. Fatovic
	Name:	Robert D. Fatovic
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary